                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                  VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
                     VALUE LINE ASSET ALLOCATION FUND, INC.
                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.
         -------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                  VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
                     VALUE LINE ASSET ALLOCATION FUND, INC.
                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

                             220 EAST 42ND STREET,
                            NEW YORK, NY 10017-5891

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 JUNE 15, 2000
                            ------------------------

    Notice is hereby given that a Special Meeting of Shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds") will be held jointly at the offices of Value Line Distribution Center, Inc., 125 East Union Avenue, East Rutherford, NJ 07073, on June 15, 2000, at 10:15 a.m., for the following purposes:

    1. To elect four additional directors of each Fund to serve until their successors are duly elected and qualified.

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for its current fiscal year.

    3. To transact such other business which may properly come before the meeting or any adjournment thereof.

    The close of business on April 18, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment(s) or postponement(s) thereof.

    PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.

    This is a Joint Notice and Proxy Statement for the above-named Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each Fund.

                                          By Order of the Boards of Directors

                                          David T. Henigson,
                                          Secretary

April 25, 2000

                  VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
                     VALUE LINE ASSET ALLOCATION FUND, INC.
                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.

                              220 EAST 42ND STREET
                            NEW YORK, NY 10017-5891

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                  INTRODUCTION

This document is a joint proxy statement with respect to each of the above-listed investment companies (each a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by the Board of Directors of each Fund to be used at the Funds' joint Special Meeting of Shareholders ("Meeting") or any adjournment(s) thereof. The Meeting will be held on June 15, 2000, at 10:15 a.m. local time, at the offices of Value Line Distribution Center, Inc., 125 East Union Avenue, East Rutherford, NJ 07073, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement is being first mailed to shareholders on or about April 25, 2000.

    The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received and is properly executed. You may direct the proxy holders to vote your Fund shares by checking the appropriate "For" or "Against" box or instruct them not to vote those shares by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions. If you properly execute your proxy and give no voting instructions with respect to a Proposal, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. Approval of proposals Nos. 1 and 2 requires an affirmative vote of a majority of the shares represented at the meeting.

    For each Fund, one-third of the shares outstanding on the record date, April 18, 2000 ("Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on any one of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, you are urged to forward your voting instructions promptly.

    You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

    Information as to the number of outstanding shares of each Fund as of the Record Date is set forth in Exhibit A. Each full share is entitled to one vote; fractional shares are entitled to a proportionate fractional vote. A listing of the owners of more than 5% of the shares of any Fund as of April 18, 2000, is set forth in Exhibit B.

    Copies of each Fund's most recent annual and semiannual reports have been sent to shareholders of that Fund on or before the mailing of this Proxy Statement. Shareholders of any Fund may obtain, free of charge, copies of that Fund's annual and semiannual reports by writing to the Fund, at 220 East 42nd Street, New York, NY 10017-5891 or calling (800) 223-0818.

    The cost of preparing, assembling and mailing the proxy material and of soliciting proxies on behalf of the Board of Directors or Trustees of the Funds will be borne by the Funds, allocated on the basis of the number of shareholder accounts of each Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited personally or by telephone by officers of the Funds and by employees of the Adviser (for which solicitation, no compensation will be paid). The Funds will, upon request, reimburse nominees and other fiduciaries for their reasonable expenses in sending proxies and accompanying material to their principals.

                     ELECTION OF FOUR ADDITIONAL DIRECTORS
                                (PROPOSAL NO. 1)

    The persons named below under the caption "Nominees" have been nominated for election as Directors of each Fund and each has consented to his or her nomination and agreed to serve if elected. Directors hold office for an indefinite term since the Funds do not have regularly scheduled shareholder meetings. If any nominee becomes unavailable for reasons presently unknown, the proxy will be voted for a substitute nominee or nominees designated by management and for the remaining nominees so listed.

    The identity of the nominees, the incumbent Directors and the executive officers of each Fund, as well as their principal occupations during the last five years are set forth below. Each nominee is a director of twelve other Value Line Funds (the "VL Funds"). Each incumbent Director, is also a nominee for election as a Director/Trustee of the VL Funds. A table indicating ownership of Fund shares by each nominee and Director is attached as Exhibit C.

NOMINEES
    John W. Chandler (age 76)--Director or Trustee of each VL Fund since 1991 or its inception, whichever is later. Consultant, Academic Search Consultation Service, Inc.; Trustee Emeritus and Chairman (1993-1994) of the Board of Trustees of Duke University; President Emeritus, Williams College

    David H. Porter (age 64)--Director or Trustee of each VL Fund since 1997. President Emeritus of Skidmore College since 1999 and President, 1987-1998; Visiting Professor of Classics, Williams College since July 1, 1999; Director, Adirondack Trust Company

    Paul Craig Roberts (age 61)--Director or Trustee of each VL Fund since 1983 or its inception, whichever is later. Chairman, Institute for Political Economy; Director, A. Schulman Inc. (plastics)

    Nancy-Beth Sheerr (age 51)--Director or Trustee of each VL Fund since 1996. Former Chairman, Radcliffe College Board of Trustees

DIRECTORS
    Jean Bernhard Buttner* (age 65)--Director or Trustee of each VL Fund since 1983 and of the Fund since 1993 or its inception, whichever is later. Chairman of the Board and President of each Fund; Chairman, President and Chief Executive Officer of Value Line, Inc. (the "Adviser") and Value Line Publishing, Inc.; Chairman of Value Line Securities, Inc. (the "Distributor")

    Frances T. Newton (age 58)--Director of each Fund since 1993 or its inception, whichever is later; Computer Programming Professional, Duke Power Company

    Francis C. Oakley (age 68)--Director of each Fund since 1993 or its inception, whichever is later; Professor of History, Williams College, 1961 to present, President, 1985-1993, and President Emeritus since 1994; Director, Berkshire Life Insurance Company

    Marion N. Ruth (age 65)--Director of each Fund since 1993 or its inception, whichever is later; Real Estate Executive. President, Ruth Realty (real estate broker)
------------------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

EXECUTIVE OFFICERS OF THE FUNDS

    The executive officers of each Fund are set forth below.

    Jean Bernhard Buttner (age 65)--Chairman of the Board and President of each Fund.

    David T. Henigson (age 42)--Vice President, Secretary and Treasurer of each Fund; Director, Vice President and Compliance Officer of the Adviser; Director and Vice President of the Distributor.

    Philip J. Orlando, CFA (age 41)--Vice President, Value Line Asset Allocation Fund, Inc., Value Line Emerging Opportunities Fund, Inc., Value Line U.S. Multinational Company Fund, Inc.; Chief Investment Officer with the Adviser's Asset Management Division.

    Stephen Grant (age 46)--Vice President, Value Line Asset Allocation
Fund, Inc.; Value Line Emerging Opportunities Fund, Inc.; Portfolio Manager with the Adviser.

    Alan N. Hoffman, CFA (age 46)--Vice President, Value Line U.S. Multinational Company Fund, Inc.; Portfolio Manager with the Adviser.

    Bruce Alston (age 54)--Vice President, Value Line Asset Allocation Fund, Inc.; Portfolio Manager with the Adviser since 1997; Portfolio Manager with Dreyfus Management, Inc., 1994-1996.

    The Board of Directors of each Fund met four times during that Fund's most recent fiscal year. Each Director attended at least 75% of the meetings of the Board and the Audit Committee of each Fund during each such Fund's most recent fiscal year.

    Each Fund has an Audit Committee composed of all the Directors, including Mrs. Buttner, who is an "interested person" of each Fund, as defined by the 1940 Act. The duties of this Committee include meeting twice each year with the Funds' independent accountants both to review the range of their activities and to discuss the Funds' system of internal accounting controls. The Directors who are not "interested persons" of the Funds constitute a nominating committee; the Funds do not have a compensation committee.

    Each of the Directors, other than Mrs. Buttner, receives from the Funds an aggregate annual fee of $20,000 plus reimbursement of expenses of attending meetings. The fees and reimbursed expenses paid to the Directors are divided equally among the Funds of which they are a Director.

    The following table sets forth information relating to the compensation paid to Directors during each Fund's last fiscal year:

                              COMPENSATION TABLES

                                                                                                  TOTAL
                                                                 PENSION OR      ESTIMATED     COMPENSATION
                                                                 RETIREMENT        ANNUAL     FROM EACH FUND
                                               AGGREGATE          BENEFITS        BENEFITS       AND FUND
                                              COMPENSATION    ACCRUED AS PART       UPON         COMPLEX
NAME OF PERSON                               FROM EACH FUND   OF FUND EXPENSES   RETIREMENT     (3 FUNDS)
--------------                               --------------   ----------------   ----------   --------------
Jean B. Buttner............................      $    0          N/A              N/A             $     0
Frances T. Newton..........................       6,666          N/A              N/A              20,000
Francis C. Oakley..........................       6,666          N/A              N/A              20,000
Marion N. Ruth.............................       6,666          N/A              N/A              20,000

                          RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

    Subject to ratification by the stockholders at the Special Meeting, the Boards of Directors (including a majority of those persons who are not interested persons) approved the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for its current fiscal year. PricewaterhouseCoopers LLP has served as each Fund's independent accountants since 1993 or since such Fund's inception, whichever is later. A representative of PricewaterhouseCoopers LLP is not expected to be present at the Special Meeting.

                                 OTHER MATTERS

    Management knows of no matters to be presented at the Meeting other than as set forth above. If any other matters should come before the meeting, it is understood that the persons named in the proxy intend to vote said proxy in accordance with their best judgment.

                             ADDITIONAL INFORMATION

    Value Line, Inc., 220 East 42nd Street, New York, NY 10017-5891, is the investment adviser to each of the Funds and to the other Value Line Mutual Funds. Value Line Securities, Inc., 220 East 42nd Street, New York, NY 10017-5891, a subsidiary of the Adviser, acts as principal underwriter and distributor of each Fund for the sale and distribution of its shares.

                          NEXT MEETING OF SHAREHOLDERS

    The Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company Act of 1940. The next meeting of the shareholders of any of the Funds will be held at such time as the Board of Directors may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office a reasonable time prior to the meeting, as determined by the Board of Directors or Trustees, to be included in the Fund's proxy statement and form of proxy relating to such meeting, and must satisfy all other legal requirements.

                                   EXHIBIT A

                   NUMBER OF OUTSTANDING SHARES OF EACH FUND

                                                              SHARES OUTSTANDING
                                                                    AS OF
FUND                                                            APRIL 18, 2000
----                                                          ------------------
Value Line Emerging Opportunities Fund, Inc.................        2,049,076
Value Line Asset Allocation Fund, Inc.......................       15,113,005
Value Line U.S. Multinational Company Fund, Inc.............        1,797,652

                                   EXHIBIT B

                      BENEFICIAL OWNERSHIP OF GREATER THAN
                                  5% OF A FUND

                                                                            NUMBER AND PERCENTAGE OF
                                                                            SHARES BENEFICIALLY OWNED
NAME AND ADDRESS                                 FUND                         AS OF APRIL 18, 2000
----------------                                 ----                       -------------------------
Charles Schwab & Co., Inc. (1)                   Asset Allocation                1,829,568(12.1%)
 101 Montgomery St.
 San Francisco, CA 94104
National Financial Services Co. (1)              Asset Allocation                2,115,100(14.0%)
 200 Liberty Street
 New York, NY 10281
National City Bank (1)                           Asset Allocation                1,420,102(9.4%)
 POB 5756
 Cleveland, OH 44101
Value Line, Inc. (2)                             Asset Allocation                3,836,279(25.3%)
 220 East 42nd Street
 New York, NY 10017
Value Line, Inc. (2)                             Emerging Opportunities          1,412,243(68.9%)
 220 East 42nd Street
 New York, NY 10017
Value Line, Inc. (2)                             Multinational                   1,441,444(80.2%)
 220 East 42nd Street
 New York, NY 10017
Jean B. Buttner                                  Multinational                     121,422(6.8%)
 220 East 42nd Street
 New York, NY 10017

------------------------

(1) Of record only.

(2) Includes shares owned by Value Line, Inc., its subsidiaries, and its parent, Arnold Bernhard & Co., Inc.

                                   EXHIBIT C

                       FUND SHARES BENEFICIALLY OWNED BY
                           EACH NOMINEE AND DIRECTOR

                                         NO. OF SHARES HELD AND PERCENT OF OUTSTANDING
                                                             AS OF
                                                       APRIL 18, 2000(1)
                           --------------------------------------------------------------------------
NAME                       EMERGING OPPORTUNITIES         ASSET ALLOCATION            MULTINATIONAL
----                       ----------------------         -----------------         -----------------
Jean B. Buttner(2).......     1,412,243(68.9%)             3,836,279(25.4%)          1,562,866(86.9%)
John W. Chandler*........            84                           98                        79
Frances T. Newton (3)....           119                          155                        77
Francis C. Oakley (3)....           377                        1,206                        90
David H. Porter*.........            40                           69                        39
Paul Craig Roberts*......            46                           52                        42
Marion N. Ruth (3).......            51                        3,086                        45
Nancy-Beth Sheerr*.......            46                           52                        42
All Directors and
 Officers as a
 Group(3)................     1,412,790(68.9%)             3,844,139(25.4%)

------------------------
*    Nominee.
(1) Each person had sole voting and investment power of shares owned individually.

(2) Includes shares owned by Value Line, Inc. (the "Adviser") or its subsidiaries or Arnold Bernhard & Co., Inc. ("AB&Co."). AB&Co. owns approximately 84% of the outstanding shares of the Adviser's common stock. Jean B. Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co.

(3) Excluding Mrs. Buttner, the Directors and Officers individually and as a Group owned less than 1% of the outstanding shares.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


--------------------------------------------
VALUE LINE EMERGING OPPORTUNITIES FUND, INC.
--------------------------------------------

Mark box at right if an address change or comment has been    / /
noted on the reverse side of this card.

CONTROL NUMBER:



                                                ------------------
   Please be sure to sign and date this Proxy.   Date
------------------------------------------------------------------

-----Stockholder sign here--------------------Co-owner sign here--


1. ELECTION OF FOUR ADDITIONAL DIRECTORS.
                                   FOR ALL       WITH-     FOR ALL
                                   NOMINEES      HOLD      EXCEPT
     (01) J.W. CHANDLER
     (02) D.H. PORTER                / /          / /        / /
     (03) P.C. ROBERTS
     (04) N.B. SHEERR

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                         FOR     AGAINST   ABSTAIN
2. RATIFICATION OF THE SELECTION OF
   PRICEWATERHOUSECOOPERS LLP AS         / /       / /       / /
   INDEPENDENT ACCOUNTANTS.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

         VALUE LINE EMERGING OPPORTUNITIES FUND, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line Emerging Opportunities Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford,
NJ 07073, on June 15, 2000 at 10:15 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 2 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.

----------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                  PROMPTLY IN THE ENCLOSED ENVELOPE.
----------------------------------------------------------------------
----------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
-----------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?
-----------------------------------   ---------------------------------
-----------------------------------   ---------------------------------
-----------------------------------   ---------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


--------------------------------------------
   VALUE LINE ASSET ALLOCATION FUND, INC.
--------------------------------------------

Mark box at right if an address change or comment has been    / /
noted on the reverse side of this card.

CONTROL NUMBER:



                                                ------------------
   Please be sure to sign and date this Proxy.   Date
------------------------------------------------------------------

-----Stockholder sign here--------------------Co-owner sign here--


1. ELECTION OF FOUR ADDITIONAL DIRECTORS.
                                   FOR ALL       WITH-     FOR ALL
                                   NOMINEES      HOLD      EXCEPT
     (01) J.W. CHANDLER
     (02) D.H. PORTER                / /          / /        / /
     (03) P.C. ROBERTS
     (04) N.B. SHEERR

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                         FOR     AGAINST   ABSTAIN
2. RATIFICATION OF THE SELECTION OF
   PRICEWATERHOUSECOOPERS LLP AS         / /       / /       / /
   INDEPENDENT ACCOUNTANTS.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

           VALUE LINE ASSET ALLOCATION FUND, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line Asset Allocation Fund, Inc. at the offices of Value Line
Distribution Center, Inc. 125 East Union Avenue, East Rutherford,
NJ 07073, on June 15, 2000 at 10:15 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 2 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.

-----------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                  PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
-----------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?
-----------------------------------   ---------------------------------
-----------------------------------   ---------------------------------
-----------------------------------   ---------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


--------------------------------------------
  VALUE LINE U.S. MULTINATIONAL FUND, INC.
--------------------------------------------

Mark box at right if an address change or comment has been    / /
noted on the reverse side of this card.

CONTROL NUMBER:



                                                ------------------
   Please be sure to sign and date this Proxy.   Date
------------------------------------------------------------------

-----Stockholder sign here--------------------Co-owner sign here--


1. ELECTION OF FOUR ADDITIONAL DIRECTORS.
                                   FOR ALL       WITH-     FOR ALL
                                   NOMINEES      HOLD      EXCEPT
     (01) J.W. CHANDLER
     (02) D.H. PORTER                / /          / /        / /
     (03) P.C. ROBERTS
     (04) N.B. SHEERR

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


                                         FOR     AGAINST   ABSTAIN
2. RATIFICATION OF THE SELECTION OF
   PRICEWATERHOUSECOOPERS LLP AS         / /       / /       / /
   INDEPENDENT ACCOUNTANTS.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



   RECORD DATE SHARES:

           VALUE LINE U.S. MULTINATIONAL FUND, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David T. Henigson and Howard A. Brecher or either of them, proxies of the undersigned with the power of substitution to act for and to vote all shares of the stock of the undersigned at the Special Meeting of Stockholders of Value Line
U.S. Multinational Fund, Inc. at the offices of Value Line Distribution Center, Inc. 125 East Union Avenue, East Rutherford,
NJ 07073, on June 15, 2000 at 10:15 a.m. and at any and all adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 2 and for the election of all nominees. IF YOU CANNOT BE PRESENT, PLEASE SIGN AND RETURN THIS BALLOT PROMPTLY IN THE ENCLOSED ENVELOPE.

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          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                  PROMPTLY IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign, when signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?
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